UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Affiliated Computer Services, Inc.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/22/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement and Annual Report Combo, Form 10-K & 10-K/AS
To view this material and vote these shares, have the 12-digit Control #(s) available (located on the following page) and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2008 Annual Stockholder Meeting. To facilitate timely delivery please make the request as instructed below on or before 05/08/08.
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AFFILIATED COMPUTER SERVICES, INC.

2828 NORTH HASKELL AVENUE

BUILDING 1, FLOOR 10 LEGAL DEPARTMENT

DALLAS, TX 75204

AFFILIATED COMPUTER SERVICES, INC.

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 03/28/08
is to be held on 05/22/08 at 11:00 A.M. Central Time
at:	Cityplace Conference Center
2711 North Haskell Avenue
Dallas, TX 75204

Directions to the Meeting
can be located
on our website at
www.acs-inc.com
under the caption
“Investor Relations”

Voting items
1.	To elect seven (7) Directors to serve until the Annual Meeting of Stockholders for fiscal year 2008 or until their successors are duly elected and qualified
Nominees:

01)	Darwin Deason	05)	Ted B. Miller, Jr.
02)	Lynn R. Blodgett	06)	Paul E. Sullivan
03)	Robert Druskin	07)	Frank Varasano
04)	Kurt R. Krauss
2.	To approve fiscal year 2008 performance-based incentive compensation for our executive officers
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for fiscal year 2008
4.	To approve a stockholder proposal to adopt a policy on an annual advisory vote on executive compensation

The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” proposals 2 and 3 and
“AGAINST” proposal 4.